

Rubio's
FRESH MEXICAN GRILL

11th Annual ICR XChange Conference
January, 2009

rubios.com

Forward-Looking Statements

This presentation contains forward-looking statements regarding future events or the future financial performance of the Company. Forward-looking statements are based on management's current plans and assumptions, but are subject to known and unknown risks and uncertainties, which may cause the Company's actual results, performance or achievements to differ materially from expectations. You should not place undue reliance on these forward-looking statements. Factors that could materially affect our results, performance or achievements, include: our ability to achieve our expected revenues and comparable store sales due to the acceptability and quality of our products, general economic conditions and the success of our promotions and marketing strategies; our ability to control our operating costs, including commodity, labor and other restaurant expenses; our ability to successfully locate, open and operate new restaurants and implement our growth strategy; the adequacy of our reserves related to closed stores or stores to be sold, increased depreciation, asset write downs; our ability to manage ongoing and unanticipated costs, such as costs to comply with the Sarbanes-Oxley Act and litigation costs; our ability to implement a franchise strategy; and our ability to successfully compete in the fast casual restaurant segment. These and other factors that could materially affect our results, performance or achievements can be found in our filings with the SEC including, without limitation, in the "Risk Factors" section of our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q. The Company undertakes no obligation to release publicly the results of any revision to these forward-looking statements to reflect events or circumstances following the date of this presentation.

Who We Are…


41
32
47
10
15
Sacramento
Greater SF
1
1
Fresno
Bakersfield
Los Angeles
Orange County
San Diego
6
Las Vegas
24
Phoenix
6
Tucson
5
Salt Lake City
4
Denver

- Over 190 restaurants in 5 states
- TTM Revenue over $175 million as of September 2008
- Average unit volume of over $1 million

World Famous Fish Taco – Where We Started



We Are Much More Than Fish Tacos


Rubio's Variety - % of Sales by Protein
48% Total Seafood
Shrimp 8%
Mahi 4%
Fish 36%
Steak 14%
Carnitas 4%
Chicken 34%


Rubio's Variety - % of Sales By Item
Enchiladas 2%
Bowls 2%
Nachos 2%
Other 4%
Quesadillas 4%
a-Go-Go 4%
Kid's 5%
Tacos 34%
GGT's 8%
Salads 8%
Burritos 26%


BEACH MEX is
fresh, unique, and flavorful
simple preparations, but complex tastes
highest quality ingredients
lighter, healthier, and completely soul-satisfying
respect for the planet
sitting in the shade of a palapa, celebrating life
¡Viva La Beach Mex!

What Our Fans Say…


THE BEST
of
SAN DIEGO

- **Best Signature Dish** – Rubio's fish taco.
- Two of the "Best" things in town are Chargers running back **LaDainian Tomlinson and fish tacos** (pictured: fish taco from Rubio's Fresh Mexican Grill).
  San Diego Magazine, June, 2005

- Rubio's Fresh Mexican Grill – **Best Fast Casual Mexican Restaurant**
  California Restaurant Association, June, 2005

- **"Rubio's Fish Tacos are to San Diego what Pizza is to New Yorkers.** A source of local comfort and pride."
  Every Day Rachel Ray, 2006

- Voted Best Taco Shop and **Best Fish Taco**
  San Diego Union Tribune, 2006


Rubio's
SUMMER IS NEVER
A BUMMER

- "By 1983, Rubio had opened his first restaurant in a converted Orange Julius near the San Diego Zoo. Today he is regarded as the man who **introduced Baja-style fish tacos** to the United States."
  Kevin Pang, Food Writer, Chicago Tribune, 2007

- Rubio's Fish Taco Named **"Top Stadium Food"**
  Sports Illustrated, 2007

San Diego Chargers Victory - Free Fish Taco Promotion



FANS CELEBRATE
CHARGER MANIA
Qualcomm Stadium
0:08
0:00
0:36
THINGTON STREET AROUND 1AM. THE CAUSE OF THE FIRE REMAINS

- **Business Environment**
- Strategy
- Organization

Business Environment

Perfect Storm

1. Subprime foreclosures/bank failures/credit freeze/stock market
2. Commodity inflation/volatility ($4+ gas/$7+ corn/$9+ wheat)
3. Retail/Restaurant foreclosures/store closures
4. 2.6 million jobs lost
5. Developer/landlord bankruptcies/defaults on covenants
6. Housing and commercial construction down sharply

Silver Lining

1. Low interest rates (Rubio's credit facility at PRIME +0.25%)
2. Declining commodity prices, but not down to historical levels
3. Less competition/prime sites available in mature trade areas/lower media costs
4. Opportunity to strengthen team
5. Lease terms down 15-25%; TI allowances more than double
6. Construction costs for GC and subs down 15-25%

Fast Casual Market Continues to Grow

"The Fast Casual restaurant segment remains positioned as the growth leader within the restaurant industry"



$10.2B
+9.5%
$11.5B
+8.5%
$12.5B
+8.9%
$13.6B
2006
2007
2008 (estimate)
2009 (estimate)

Source: Mintel, 8/08. Based on sales of Top 24 fast casual restaurants with >$100M sales.

- Business Environment
- **Strategy**
- Organization

Strategy: Making the Most of a Recession

1. **Pace NSOs relative to EBITDA to manage balance sheet risk/debt**
2. Take actions to reduce costs and throughput time while achieving superb execution
3. Continue two-pronged promotions – value priced specials and delicious, unique dishes
4. Be agile to locate prime sites, with favorable lease terms and sharply reduced build-out costs
5. Increase off-premises sales by $10 million

Adjusted EBITDA vs. Same Quarter Prior Year* (in $ Millions)


$2.2
$2.8
$1.4
$2.6
$3.3
$3.4
$3.1
$3.8
$4.2
$2.5
$2.4
Q1
'06 '07 '08
Q2
'06 '07 '08
Q3
'06 '07 '08
Q4
'06 '07

Comps 8.3% (3.3%) 7.8% (3.9%) 7.1% (2.1%) 4.9 (1.7%)

*Adjusted EBITDA calculated as reported by the Company in its earnings releases for each of the quarterly periods listed above.

Significant EBITDA Generation & Liquidity

2008 EBITDA


$1.4MM
$3.4MM
$4.2MM
$9.0MM
Q1
Q2
Q3
YTD

Credit Facility Available


$3MM
$2MM
$15MM
$20MM
LoCs
Revolver Available
Non-Revolving Line Available
Total Facility

Comp Sales



4.9%
8.3%
7.8%
7.1%
1.7%
-3.3%
-3.9%
-2.1%
-0.2%
6.1%
Q4 '06
Q1 '07
Q2 '07
Q3 '07
Q4 '07
Q1 '08
Q2 '08
Q3 '08
Q4 '08
Q1 '09 thru 1/11

Unit Economics by AUV Tier*



66.7%
37.8%
5.5%
58.8%
30.1%
18.9%
55.4%
27.2%
25.2%
Below $0.8M
$1.1M-$1.3M
Above $1.3M
Total Labor
Total Cost of Sales
Cash Flow

* Data based on the Company's results for the trailing 52-weeks ended 9/28/08.

Strategy: Making the Most of a Recession

1. Pace NSOs relative to EBITDA to manage balance sheet risk/debt
2. **Take actions to reduce costs and throughput time while achieving superb execution**
3. Continue two-pronged promotions – value priced specials and delicious, unique dishes
4. Be agile to locate prime sites, with favorable lease terms and sharply reduced build-out costs
5. Increase off-premises sales by $10 million

Cost Reductions

- Restructured G&A (approx. $600K savings in '09)
- Upgraded Labor Model (Q3 '07 – 31.3%; Q3 '08 – 30.5%)
- Improved Cost of Sales (Q1 '08 – 29.2%; Q3 '08 – 28.3%)
- Negotiate Lower Lease Terms and Build-out Costs 15-25%
- Cut Energy Costs
- Seek Lower Media Costs (down 10-20%)

Introducing Complex Products While Reducing Throughput Time



Grilled Gourmet Tacos



Speed of Service - % of Shifts Above Standard
30.0%
27.5%
25.0%
22.5%
20.0%
17.5%
15.0%
12.5%
10.0%
7.5%
5.0%
2.5%
0.0%
Percent of Shifts
29
30
31
32
33
34
35
36
37
38
39
40
41
42
43
Week

Reducing Media Costs with On-line Advertising/Promotions

New Website Homepage


Rubio's
FRESH MEXICAN GRILL
Find my local Rubio's
MENU
ORDER ONLINE
SERVE A GROUP
LOCATIONS
RUBIO'S CARDS
BEACH CLUB
FUNDRAISERS
COMMUNITY
It's not a destination.
IT'S A STATE OF MIND.
BEACH MEX.
OUR NET OVERFLOWETH.
Crispy Shrimp is back.
Got a BIG GROUP TO FEED?
Project Green

On-line Promotions


SignOnSanDiego.com
Get a Recycling Starter Kit.
bottlesandcans.com
Metro
Into the homestretch
Local Video
Blackened MAHI MAHI
Rubio's

Operational Excellence

- Sandelman research reveals high marks from guests
  - Taste & flavor at peak levels
  - Friendliness at highest levels to date
  - Order accuracy at a new high
  - Cleanliness is trending up & at par with other top performers in class
  - Service speed is up in the face of added complexity

Source: Sandelman & Associates, November 2008

Differentiated Products With Great Taste



Grilled Veggie Burrito



Grilled Salmon



Langostino Lobster



Crispy Shrimp



Blackened Mahi Mahi



Enchiladas



Carnitas Rajas Burritos & Tacos



Grilled Gourmet Tacos



Tropical Wrapsalada and Salad

Strategy: Making the Most of a Recession

1. Pace NSOs relative to EBITDA to manage balance sheet risk/debt
2. Take actions to reduce costs and throughput time while achieving superb execution
3. **Continue two-pronged promotions – value priced specials and delicious, unique dishes**
4. Be agile to locate prime sites, with favorable lease terms and sharply reduced build-out costs
5. Increase off-premises sales by $10 million

Target Segment


Adults 25-49 w/above average income & education who crave unsurpassed flavorful foods, are health conscious, have limited time for a meal or snack (10-30 minutes) and expect to spend $6-$10 for a meal.

Two-Pronged Promotion Strategy

Value

- In Store Specials


RALPH'S RECE$$ION
RECOVERY PROGRAM
Two Street Tacos with
beans, chips & a drink $5.49
Grilled Veggie Burrito
with chips & a drink $6.49
Crispy Shrimp Taco &
Fish Taco with beans,
chips & a drink $6.99
Langostino Lobster Burrito
with chips & a drink $8.99

- Discounts via FSIs and Eblasts

New and Unique Flavors


Grilled
GOURMET
Tacos
Temptation. In taco form.


Langostino
LOBSTER
is back.
But not for long. Love them while they last.

Strategy: Making the Most of a Recession

1. Pace NSOs relative to EBITDA to manage balance sheet risk/debt
2. Take actions to reduce costs and throughput time while achieving superb execution
3. Continue two-pronged promotions – value priced specials and delicious, unique dishes
4. **Be agile to locate prime sites, with favorable lease terms and sharply reduced build-out costs**
5. Increase off-premises sales by $10 million

Compelling Unit Level Economics

Quality site selection and effective execution can lead to superior returns

($ in thousands)	Comp Stores[1]	Targeted New Stores[2]
Restaurant sales	$1,013	$1,150
Net cash investment	$550	$575
Restaurant cash flow [3]	$162	$230
% Margin [3]	*16%*	*20%*
Cash return on cash investment [3]	*29%*	*40%*

(1) Figures reflect averages for the 159 Stores in the comparable base as of 9/28/08
(2) New Store targeted unit economics for year three in mature markets
(3) Computed using pre-tax restaurant cash flows

Opportunity in Mature CA Trade Areas Evidenced by Recent NSO Success

New Store	Weeks Open	AWS	Annualized
San Jose	35	$19,359	$1.0MM
Rancho Cordova	29	$24,826	$1.3MM
Stockton	26	$17,807	$0.9MM
Pleasant Hill	22	$32,545	$1.7MM
Brentwood	9	$25,799	$1.3MM
Murrieta	9	$26,453	$1.4MM
Santee	9	$24,911	$1.3MM

Focused Development Effort

- Fully-developed trade areas that have above average income
  - Office complexes
  - High volume, upscale retail centers
  - Lifestyle/entertainment centers
  - Urban power dining locations
- Monitor anticipated store closures and look first to take over and rebrand prime sites and avoid center with large box closures
- Assess developer/real estate companies'/financial health
- Expect lease rates down 20%+, TIs more than doubled, construction costs reduced 20%+
- Target after Tax internal rate of return above 20%

Lease Expirations


42
21
24
26
19
18
2
11
10
17
2009
2010
2011
2012
2013
2014
2015
2016
2017
2018

Strategy: Making the Most of a Recession

1. Pace NSOs relative to EBITDA to manage balance sheet risk/debt
2. Take actions to reduce costs and throughput time while achieving superb execution
3. Continue two-pronged promotions – value priced specials and delicious, unique dishes
4. Be agile to locate prime sites, with favorable lease terms and sharply reduced build-out costs
5. **Increase off-premises sales by $10 million**

Grow large, off-premises sales by $10MM

<u>Premium, Ready-to-Serve Packaging</u>


Rubio's
a-Go-Go

<u>Growth Drivers</u>

- Focus on corporate catering
- Leverage delivery
- Expand marketing communications outside restaurants
- Add new on-trend items (appetizers/snack size, healthier options)
- CRM - Salesforce.com

- Business Environment
- Strategy
- **Organization**

Strong Leverageable Team

	Years Experience	Previous Experience
Dan Pittard President & CEO	30+	AMOCO, McKinsey&Company, PEPSICO, FritoLay
Marc Simon Senior V. P. Operations	30+	Chipotle, Ernst & Young, McDonald's, Incredible Pizza
Larry Rusinko Senior V. P. Marketing	19	Panera Bread, Taco Bell, Friendly's
Ken Hull Senior V. P. Development	26	McDonald's, Frisch's, golden corral
Gerry Leneweaver Senior V. P. People Services	30+	TGI Fridays, Ground Round, FritoLay, PEPSICO, Pizza Hut, ATARI
Frank Henigman Chief Financial Officer	20	Shell, Merrill Lynch, Sumitomo Corporation
Susan Dallas Vice President Information Technology	25	Gartner, Quaker


Rubio's
FRESH MEXICAN GRILL